Goldman Sachs Funds

EUROPEAN EQUITY FUND

[GRAPHIC APPEARS HERE]

                                           Annual Report August 31, 1999

                                           Long-term capital growth potential

                                           through investments in equity markets

                                           located throughout Europe.



                                                                     ----------
                                                                     Goldman
                                                                     Sachs
                                                                     ----------

GOLDMAN SACHS EUROPEAN EQUITY FUND

Market Overview

Dear Shareholder,

During the period under review, European equity markets have underperformed the U.S. and Japan. This was due to sluggish economic growth which has been reflected in the weakening Euro; uncertainty over the war in Bosnia; and concerns about the robust growth in the U.S. economy, which is likely to precipitate further rises in interest rates.


        . Market Review: European Equities Underperformed--As the reporting period began, the outlook for European equities was generally positive. Despite the turmoil created by the Asian currency crisis, a recessionary environment did not appear to be the likely scenario for Euroland. In addition, the advent of the euro was causing positive strategic changes in corporate Europe, culminating in large scale mergers in a diverse group of industries. With this upward momentum in place, most European equity markets rebounded to start the year. In addition, countries like France, Italy and Germany had used lower interest rates as a means to improve consumer and business confidence to try to stimulate economic growth.

            However, the euphoria surrounding the launch of the euro was short lived. Throughout the reporting period the markets retreated on concerns of emerging market instability, the war in Bosnia and rising U.S. interest rates. In addition, the production levels were sluggish in much of the region, most notably in Germany and Italy. The trend of slow growth was reflected in the significant weakening of the euro versus the dollar. The European Central Bank refused to intervene to strengthen the euro, as it regards a depreciated euro as positive for exports, and because there appears to be no immediate threat of inflation given the excess capacity in Euroland.

        . Market Outlook--We are positive on the outlook for Continental
          Europe given the continued backdrop of capacity within the major economies in Euroland, the resurgence in business and consumer confidence, and the added benefit of Asia and Japan restocking inventories. Even though the euro is likely to continue to strengthen modestly, it is unlikely to hamper the attractiveness of exports. We also continue to see consolidation in key sectors, such as financials and utilities. In addition, there are opportunities arising from the development of newer sectors such as cable, digital media and Internet franchises.

        . Special Note: Reporting Period Change -- The fiscal year-end of your
          Fund has been changed to August 31. Previously, your Fund had a January 31 fiscal year-end. This will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

          We encourage you to maintain your long term investment program and we look forward to serving your investment needs in the years to come.

          Sincerely,

          /s/ David B. Ford

          David B. Ford
          Co-Head, Goldman Sachs Asset Management

          /s/ John P. McNulty

          John P. McNulty
          Co-Head, Goldman Sachs Asset Management

          September 3, 1999

 . NOT FDIC INSURED
 . May Lose Value
 . No Bank Guarantee

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

Fund Basics
as of August 31, 1999
--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------
January 31, 1999 -                Fund Total Return            FT/S&P Actuaries
August 31, 1999                   (without sales charge)/1/    European Index/2/
--------------------------------------------------------------------------------
Class A                                   -3.69%                           1.84%
Class B                                   -3.94                            1.84
Class C                                   -3.93                            1.84
Institutional                             -3.35                            1.84
Service                                   -3.61                            1.84
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

/2/ The FT/S&P Actuaries Europe Index (unhedged) is an unmanaged market capitalization-weighted composite of approximately 750 stocks from 16 countries in Europe. Total returns are calculated without dividends reinvested. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
Standardized Total Returns/3/
--------------------------------------------------------------------------------
For the period ended 6/30/99  Class A  Class B  Class C  Institutional  Service
--------------------------------------------------------------------------------
Last 6 months                 -6.81%    -6.55%  -2.53%      -1.03%      -1.46%
Since inception                8.70      9.70   13.80       15.60       15.00
(10/1/98)
--------------------------------------------------------------------------------

/3/ The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
Top 10 Holdings as of 8/31/99
--------------------------------------------------------------------------------
                        % of Total
Holding                 Net Assets         Country            Line of Business
--------------------------------------------------------------------------------
Vodafone AirTouch PLC      3.3%            Britain            Telecommunications
Glaxo Wellcome PLC         2.7             Britain            Health
Skandia Forsakring         2.7             Sweden             Insurance
Rhone-Poulenc SA           2.7             France             Chemicals
Getronics NV               2.5             Netherlands        Business Services
Mannesmann AG              2.5             Germany            Machinery
Nokia AB Oyj               2.4             Finland            Telecommunications
British Telecom PLC        2.4             Britain            Telecommunications
Securitas AB               2.4             Sweden             Business Services
Preussag AG                2.3             Germany            Multi-Industrial
--------------------------------------------------------------------------------
     The top 10 holdings may not be representative of the Fund's future investments.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In its absence, performance would be reduced.

Assets Under Management

$82.1 Million

Number of Holdings

69

NASDAQ Symbols

Class A Shares

GSEAX

Class B Shares

GSUBX

Class C Shares

GSUCX

Institutional Shares

GSEIX

Service Shares

GEESX

GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs European Equity Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.

        Performance Review

        Over the seven-month period covered by this report, the Fund's A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of -3.69%, -3.94%, -3.93%, -3.35% and -3.61%, respectively. Over the same time period, the Fund's benchmark, the FT/S&P Actuaries Europe Total Return Index, generated a cumulative total return of 1.84%. Absolute performance was adversely affected by weak stocks markets throughout much of Europe. The Fund's underperformance versus its benchmark was due in part to regional allocations and stock selection.

        Portfolio Composition

        During the reporting period the Fund maintained overweight country exposures in France, Netherlands and Sweden. Underweight positions were held in the U.K., Germany, Switzerland and Italy.

        The Fund has predominantly focused on strong business franchises within sectors offering long-term structural growth prospects within Europe. Most notably, the Fund is overweight in the following sectors:
        Electrical Equipment; Non-Cyclical Consumer Goods; Media; Telecoms and Support and Computer Services. These overweight positions were generated because we continue to find attractively priced quality stocks within these sectors. In addition there is much consolidation (Telecoms) and/or development of new technologies (Electrical Equipment, Media, Telecoms) within these sectors.

        On the other hand, throughout much of the reporting period the Fund held underweight positions in the Resources (Mining and Oil), Basic Industries (Construction), Cyclical Consumer Goods (Automobiles), and Financials. These underweight positions were due to concerns regarding the outlook in certain of these sectors, and the fact that we do not find enough attractively priced investments meeting our criteria.

        Portfolio Highlights

      . Mannesmann--Mannesmann is a long-standing engineering company that has successfully transformed itself into one of Europe's leading telecommunications companies. Mannesmann is currently the second largest mobile phone company in Europe, with significant exposure to the fast-growing German market. Furthermore, the potential for linked fixed access and mobile assets in Germany, France and Italy could lead to significant further gains.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

INVESTMENT PROCESS OVERVIEW

Goldman Sachs European Equity Fund's investment process unites Goldman Sachs Asset Management's excellence in research, portfolio construction and risk management in a systematic approach.

                             ---------------------
                               Research Process
                             ---------------------
                                   Consumer
                                 -------------
                         Energy, Transport, Utilities
                                  -----------
                                  Financials
                                --------------
                                  Industrials

                                 European List

                                  Sector View
                           ------------------------
                            Portfolio Construction
                           ------------------------
                             Investment Guidelines

                                 Risk Analysis

                               Optimal Portfolio
                           ------------------------
                                Risk Management
                           ------------------------
                     Performance Monitoring & Attribution

      . Nokia -- Nokia is a dominant player in the mobile telephone market, as it has a 28% global market share in handsets. Efficient manufacturing enables Nokia to quickly bring new products to market. And in our opinion, Nokia should continue to benefit from its position as a leader in GSM (global standard for mobile communications) technology and data/voice mobile operations.

      . Skandia -- Skandia is one of the world's largest global players in the market for long-term savings products. Skandia is the third largest variable annuity provider in the U.S. and it expects continued strong growth. In addition, the company acts as an arranger between independent agents and large fund management companies, and is the largest purchaser of asset management services in the U.S.

        Portfolio Outlook

        We continue to invest in quality stocks that we believe are undervalued and possess strong growth opportunities. Such stocks are located in a wide variety of sectors. Currently, one of the more favored sectors is telecommunications, where both technological advances and consolidation on both a European and global level are proceeding at a rapid pace. In addition, certain electronic, service, pharmaceutical and leisure companies remain attractive. While the sector rotation towards value stocks has made the past period challenging, we continue to believe in the structural growth of the aforementioned sectors.

        We thank you for your investment and look forward to your continued confidence.

        Goldman Sachs European Equity Investment Team

        London
        September 3, 1999

GOLDMAN SACHS EUROPEAN EQUITY FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

        Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

        What Sets Goldman Sachs Funds Apart?

                                       1
                          ---------------------------
                          Resources and Relationships
                          ---------------------------

          Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                          ---------------------------
                               In-Depth Research
                          ---------------------------

          Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                          ---------------------------
                                Risk Management
                          ---------------------------

          In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

        To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A and a maxi-mum contingent deferred sales charges of 5.0% declining to 0% after six years for Class B and 1% if redeemed within twelve months for Class C, respectively and at NAV for the Institutional and Service classes) on October 1, 1998 (commencement of operations) in the Goldman Sachs European Equity Fund. For comparative purposes, the performance of the Fund's benchmark (FT/S&P Europe Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 European Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested October 1, 1998 to August 31, 1999

                           [LINE GRAPH APPEARS HERE]

           FT/S&P Europe
              Unhedged   Class A   Class B   Class C   Institutional   Service
10/1/98        10,000      9,450    10,000    10,000       10,000       10,000
10/98          10,792      9,972    10,550    10,550       10,560       10,550
11/98          11,405     10,350    10,940    10,940       10,960       10,950
12/98          11,867     11,021    11,660    11,660       11,680       11,670
 1/99          11,786     11,531    12,190    12,200       12,230       12,200
 2/99          11,519     11,153    11,790    11,800       11,840       11,800
 3/99          11,691     11,210    11,840    11,850       11,900       11,860
 4/99          12,105     11,163    11,790    11,800       11,860       11,810
 5/99          11,505     10,633    11,220    11,230       11,300       11,250
 6/99          11,716     10,870    11,470    11,480       11,560       11,500
 7/99          11,872     11,011    11,620    11,630       11,720       11,660
 8/99          12,002     11,106    11,210    11,620       11,820       11,760


  Aggregate Total Return through August 31,
  1999(a)                                      Since Inception Seven Months
  Class A
  Excluding sales charges                          17.50%         -3.69%
  Including sales charges                          11.06%         -8.99%
 --------------------------------------------------------------------------
  Class B
  Excluding contingent deferred sales charges      17.10%         -3.94%
  Including contingent deferred sales charges      12.10%         -8.74%
 --------------------------------------------------------------------------
  Class C
  Excluding contingent deferred sales charges      17.20%         -3.93%
  Including contingent deferred sales charges      16.20%         -4.90%
 --------------------------------------------------------------------------
  Institutional Class                              18.20%         -3.35%
 --------------------------------------------------------------------------
  Service Class                                    17.60%         -3.61%
 --------------------------------------------------------------------------

 (a) Commencement date of operations was October 1, 1998 for all share clas-ses.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments
August 31, 1999

  Shares  Description                                                 Value
 Common Stocks - 95.5%
  Britain - 30.3%
  121,196 Allied Zurich PLC (Insurance)                          $ 1,475,025
   42,860 AstraZeneca Group PLC (Health)                           1,699,697
   22,305 Barclays PLC (Banks)                                       662,783
   46,943 Bowthorpe PLC (Electrical Equipment)                       451,621
   87,317 BP Amoco PLC (Energy Resources)                          1,619,684
  129,489 British Telecom PLC (Telecommunications)                 1,983,226
   88,372 Carlton Communications PLC (Media)                         670,346
   92,363 Diageo PLC (Tobacco)                                       937,626
   78,932 General Electric Co. PLC (Electrical Equipment)            788,582
   85,150 Glaxo Wellcome PLC (Health)                              2,237,379
   73,445 Great Universal Stores PLC (Specialty Retail)              739,671
   52,108 Halifax Group PLC (Banks)                                  581,790
  104,497 HSBC Holdings PLC (Banks)                                1,294,484
   81,121 Lloyds TSB Group PLC (Banks)                             1,123,017
  105,521 Misys PLC (Business Services)                              934,541
   25,888 National Westminster Bank PLC (Banks)                      531,437
  126,406 Rentokil Initial PLC (Business Services)                   506,372
   95,407 Select Appointment Holdings PLC* (Business Services)     1,361,464
  137,804 Shell Transport & Trading Co. (Energy Resources)         1,099,074
  156,383 Stagecoach Holdings PLC (Railroads)                        544,061
   94,890 Unilever NV (Food & Beverage)                              893,056
  134,029 Vodafone AirTouch PLC (Telecommunications)               2,699,637
                                                                 -----------
                                                                  24,834,573
 ---------------------------------------------------------------------------
  Denmark - 0.8%
   11,974 ISS International Service System Series B* (Business
          Services)                                                  660,381
 ---------------------------------------------------------------------------
  Finland - 2.4%
   23,897 Nokia AB Oyj Series A (Telecommunications)               1,997,075
 ---------------------------------------------------------------------------

  Shares  Description                                                  Value
 Common Stocks - (continued)
  France - 17.3%
    1,943 Accor SA (Hotel)                                        $   468,221
   22,636 Alstom* (Machinery)                                         763,382
   10,951 Axa (Insurance)                                           1,364,655
    2,694 Carrefour SA* (Specialty Retail)                            438,876
    5,915 Dexia France (Banks)                                        771,510
    9,323 Elf Aquitaine (Energy Resources)                          1,637,147
    9,331 Equant* (Computer Software)                                 826,679
   45,309 Rhone-Poulenc SA (Chemicals)                              2,200,951
   23,175 SEITA (Tobacco)                                           1,265,008
    6,566 Societe Generale (Banks)                                  1,287,064
    3,425 ST Microelectronics (Semiconductors)                        227,714
   10,349 Total Fina SA Class B (Energy Resources)                  1,335,618
   21,334 Vivendi (Business Services)                               1,649,733
                                                                  -----------
                                                                   14,236,558
 ----------------------------------------------------------------------------
  Germany - 7.5%
   33,372 Commerzbank AG (Banks)                                    1,196,757
    6,976 HypoVereinsbank (Financial Services)                        413,993
   13,303 Mannesmann AG (Machinery)                                 2,043,337
   32,826 Preussag AG (Multi-Industrial)                            1,871,676
    7,880 Siemens AG (Diversified Industrial Manufacturing)           663,534
                                                                  -----------
                                                                    6,189,297
 ----------------------------------------------------------------------------
  Ireland - 0.9%
   82,997 Bank of Ireland* (Banks)                                    752,432
 ----------------------------------------------------------------------------
  Italy - 3.0%
   52,272 San Paolo-IMI SpA (Banks)                                   702,811
  641,261 Seat Pagine Gialle SpA (Business Services)                  885,257
  196,071 Unicredito Italiano SpA (Banks)                             906,397
                                                                  -----------
                                                                    2,494,465
 ----------------------------------------------------------------------------
  Netherlands - 15.3%
    8,349 Aegon NV (Financial Services)                               731,289
   25,778 Benckiser NV Class B (Food & Beverage)                    1,576,162
   26,572 Fortis Netherlands NV (Financial Services)                  900,899
   42,355 Getronics NV (Business Services)                          2,076,722
   25,394 ING Groep NV (Financial Services)                         1,394,191
   11,307 Koninklijke Royal Philips Electronics NV* (Appliance)     1,166,806
   31,248 KPN NV (Telecommunications)                               1,401,561
   33,293 Libertel NV* (Telecommunications)                           633,942
   32,942 TNT Post Group NV (Business Services)                       813,693
   47,326 VNU NV (Media)                                            1,817,316
                                                                  -----------
                                                                   12,512,581
 ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

  Shares  Description                                             Value
 Common Stocks - (continued)
  Spain - 4.6%
   21,843 Acerinox SA (Steel)                                $   719,771
   37,474 Endesa SA (Electrical Utilities)                       753,195
   16,700 Sogecable SA* (Broadcasting)                           455,432
  112,677 Telefonica de Espana SA* (Telecommunications)        1,799,849
                                                             -----------
                                                               3,728,247
 -----------------------------------------------------------------------
  Sweden - 6.9%
   45,731 Ericsson Telecommunications Series B (Electrical
          Equipment)                                           1,477,523
  134,705 Securitas AB Series B (Business Services)            1,930,668
  109,417 Skandia Forsakring (Insurance)                       2,232,729
                                                             -----------
                                                               5,640,920
 -----------------------------------------------------------------------
  Switzerland - 6.5%
      510 Nestle SA (Food & Beverage)                          1,008,065
      927 Novartis AG (Health)                                 1,335,929
      118 Roche Holding AG* (Health)                           1,366,669
    5,743 UBS AG (Banks)                                       1,623,013
                                                             -----------
                                                               5,333,676
 -----------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $74,061,084)                                         $78,380,205
 -----------------------------------------------------------------------
 Preferred Stocks - 1.6%
  Germany - 1.6%
   10,723 Henkel KGAA Vorzug, Non-Voting (Chemicals)         $   777,017
    1,422 SAP AG (Computer Software)                             571,620
                                                             -----------
                                                               1,348,637
 -----------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $1,419,946)                                          $ 1,348,637
 -----------------------------------------------------------------------

  Principal             Interest                     Maturity
  Amount                Rate                         Date                                Value
 Short-Term Obligations - 6.1%
  State Street Bank & Trust Euro-Time Deposits
  $2,255,535              2.50%                      09/01/1999                     $ 2,360,080
   2,527,933              2.45                       09/02/1999                       2,674,173
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $5,034,253)                                                                 $ 5,034,253
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $80,515,283)                                                                $84,763,095
 ----------------------------------------------------------------------------------------------

 * Non-income producing security.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


 The accompanying notes are an integral part of these financial statements.    7

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments (continued)
August 31, 1999

                                                       As a % of total
                                                            net assets
  Common and Preferred Stock Industry Classifications
  Appliance                                                        1.4%
  Banks                                                           13.9
  Broadcasting                                                     0.6
  Business Services                                               13.2
  Chemicals                                                        3.6
  Computer Software                                                1.7
  Diversified Industrial Manufacturing                             0.8
  Electrical Equipment                                             3.3
  Electrical Utilities                                             0.9
  Energy Resources                                                 6.9
  Financial Services                                               4.2
  Food & Beverage                                                  4.2
  Health                                                           8.1
  Hotel                                                            0.6
  Insurance                                                        6.2
  Machinery                                                        3.4
  Media                                                            3.0
  Multi-Industrial                                                 2.3
  Railroads                                                        0.7
  Semiconductors                                                   0.3
  Specialty Retail                                                 1.4
  Steel                                                            0.9
  Telecommunications                                              12.8
  Tobacco                                                          2.7
 ----------------------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                                97.1%
 ----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Assets and Liabilities
August 31, 1999

 Assets:

  Investment in securities, at value (identified cost $80,515,283)  $84,763,095
  Cash, at value                                                        576,666
  Receivables:
  Investment securities sold, at value                                  498,662
  Dividends and interest, at value                                      176,916
  Fund shares sold                                                       50,195
  Variation Margin(a)                                                   287,388
  Reimbursement from investment adviser                                  63,662
  Other assets, at value                                                109,165
 ------------------------------------------------------------------------------
  Total assets                                                       86,525,749
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                           4,188,750
  Fund shares repurchased                                                22,229
  Amounts owed to affiliates                                            112,743
  Accrued expenses and other liabilities, at value                      105,581
 ------------------------------------------------------------------------------
  Total liabilities                                                   4,429,303
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                    74,025,095
  Accumulated undistributed net realized gain from investment,
  futures and foreign currency related transactions                   3,868,953
  Net unrealized gain on investments, futures, and translation of
  assets and liabilities denominated in foreign currencies            4,202,398
 ------------------------------------------------------------------------------
  NET ASSETS                                                        $82,096,446
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                                $11.75
  Class B                                                                $11.71
  Class C                                                                $11.72
  Institutional                                                          $11.82
  Service                                                                $11.76
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                             6,371,125
  Class B                                                                75,037
  Class C                                                                33,088
  Institutional                                                         504,557
  Service                                                                   160
 ------------------------------------------------------------------------------
  Total shares outstanding, $0.001 par value (unlimited number of
  shares authorized)                                                  6,983,967
 ------------------------------------------------------------------------------

 (a) Includes approximately $95,000 relating to initial margin requirements for futures transactions.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $12.43. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                    $ 1,142,109
  Interest                                                             34,247
 -----------------------------------------------------------------------------
  Total income                                                      1,176,356
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                     451,498
  Distribution and service fees(b)                                    200,123
  Custodian fees                                                      145,205
  Transfer agent fees(c)                                               76,945
  Professional fees                                                    42,920
  Registration fees                                                    40,319
  Trustee fees                                                          6,273
  Service share fees                                                        6
  Other                                                                39,707
 -----------------------------------------------------------------------------
  Total expenses                                                    1,002,996
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (227,469)
 -----------------------------------------------------------------------------
  Net expenses                                                        775,527
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                               400,829
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain from:
  Investment transactions                                           1,771,250
  Futures transactions                                                 18,310
  Foreign currency related transactions                               192,409
  Net change in unrealized gain on:
  Investments                                                      (4,993,757)
  Futures                                                             (38,422)
  Translation of assets and liabilities denominated in foreign
  currencies                                                          (40,697)
 -----------------------------------------------------------------------------
  Net realized and unrealized loss on investment, futures and
  foreign currency related transactions                            (3,090,907)
 -----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(2,690,078)
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $132,015.
 (b) Class A, Class B and Class C had distribution and service fees of $192,446, $4,365 and $3,312, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $73,129, $829, $629, $2,357 and $1, respectively.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
Statements of Changes in Net Assets

                                             For the
                                           Seven-Month          For the
                                          Period Ended       Period Ended
                                         August 31, 1999  January 31, 1999(a)
  From operations:
  Net investment income (loss)               $   400,829          $  (172,676)
  Net realized gain from investment,
  futures and foreign currency related
  transactions                                 1,981,969            1,555,106
  Net change in unrealized gain on
  investments, futures and translation
  of assets and liabilities denominated
  in foreign currencies                       (5,072,876)           9,275,274
 -----------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                   (2,690,078)          10,657,704
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares               30,108,519           65,352,139
  Cost of shares repurchased                 (20,233,820)          (1,098,018)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                      9,874,699           64,254,121
 -----------------------------------------------------------------------------
  TOTAL INCREASE                               7,184,621           74,911,825
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                         74,911,825                   --
 -----------------------------------------------------------------------------
  End of period                              $82,096,446          $74,911,825
 -----------------------------------------------------------------------------
  Accumulated net investment loss            $        --          $  (175,403)
 -----------------------------------------------------------------------------

 (a) Commencement date of operations was October 1, 1998 for all share clas-ses.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                            Income from
                                     investment operations(a)     Distributions to shareholders
                                     ------------------------- ------------------------------------
                           Net asset    Net                               In excess                 Net increase
                            value,   investment  Net realized   From net    of net                   (decrease)
                           beginning   income   and unrealized investment investment    From net    in net asset
                           of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares     $12.20     $0.05        $(0.50)       $--        $--          $--          $(0.45)
  1999 - Class B Shares      12.19      0.03         (0.51)        --         --           --           (0.48)
  1999 - Class C Shares      12.20      0.04         (0.52)        --         --           --           (0.48)
  1999 - Institutional
  Shares                     12.23      0.18         (0.59)        --         --           --           (0.41)
  1999 - Service Shares      12.20      0.08         (0.52)        --         --           --           (0.44)
 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced October 1,
  1998)                      10.00     (0.03)         2.23         --         --           --            2.20
  1999 - Class B Shares
  (commenced October 1,
  1998)                      10.00     (0.02)         2.21         --         --           --            2.19
  1999 - Class C Shares
  (commenced October 1,
  1998)                      10.00     (0.01)         2.21         --         --           --            2.20
  1999 - Institutional
  Shares (commenced Octo-
  ber 1, 1998)               10.00     (0.01)         2.24         --         --           --            2.23
  1999 - Service Shares
  (commenced October 1,
  1998)                      10.00     (0.03)         2.23         --         --           --            2.20

 ------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

                                                                              Ratios assuming no voluntary waiver
                                                                                 of fees or expense limitations
                                                                              -----------------------------------
                                                            Ratio of                                  Ratio of
                            Net assets    Ratio of       net investment         Ratio of          net investment
Net asset                   at end of   net expenses    income (loss) to       expenses to        income (loss) to      Portfolio
value, end     Total          period     to average       average net          average net          average net         turnover
of period     return(b)     (in 000s)    net assets          assets               assets               assets            rate
  $11.75      (3.69)%(d)     $74,862       1.79%(c)          0.80%(c)             2.29%(c)            0.30%(c)          54.98%(d)
   11.71      (3.94)(d)          879       2.29(c)           0.43(c)              2.79(c)            (0.07)(c)          54.98(d)
   11.72      (3.93)(d)          388       2.29(c)           0.42(c)              2.79(c)            (0.08)(c)          54.98(d)
   11.82      (3.35)(d)        5,965       1.14(c)           1.53(c)              1.64(c)             1.03(c)           54.98(d)
   11.76      (3.61)(d)            2       1.64(c)           1.10(c)              2.14(c)             0.60(c)           54.98(d)

   12.20      22.00(d)        61,151       1.79(c)          (1.19)(c)             2.80(c)            (2.20)(c)          70.77(d)
   12.19      21.90(d)           432       2.29(c)          (1.78)(c)             3.30(c)            (2.79)(c)          70.77(d)
   12.20      22.00(d)           587       2.29(c)          (1.83)(c)             3.30(c)            (2.84)(c)          70.77(d)
   12.23      22.30(d)        12,740       1.14(c)          (0.33)(c)             2.15(c)            (1.34)(c)          70.77(d)
   12.20      22.00(d)             2       1.64(c)          (0.69)(c)             2.65(c)            (1.70)(c)          70.77(d)
--------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs European Equity Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for a seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded.
 If no sale occurs, securities are valued at the last bid price. Debt securi-ties are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by the delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 G. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 H. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are generally allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 I. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book / tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $80,573,070. Accordingly, the gross unrealized gain on investments was $7,311,967 and the gross unrealized loss on investments was $3,121,942 resulting in a net unrealized gain of $4,190,025.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .10% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $227,000 for the period ended Au-gust 31, 1999.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $218,000 for the period ended August 31, 1999.
   The Trust on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, up to .50%, 1.00%, and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $69,000, $32,000 and $12,000 for management, distribution and service and transfer agent fees, respectively.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended August 31, 1999, were $56,125,932 and $41,061,882, respectively.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss.
 At August 31, 1999, open futures contracts were as follows:

                    Number of
                    Contracts         Settlement          Market        Unrealized
 Type                 Long              Month             Value            Loss
 ----------------------------------------------------------------------------------
 FTSE 100 Index         3           September 1999       $300,902         $ (1,407)
 MIB 30 Index           2           September 1999        356,876           (6,443)
 EURX DAX Index         6           September 1999        839,166          (30,572)
 ----------------------------------------------------------------------------------
                                                                          $(38,422)
 ----------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

                                              GOLDMAN SACHS EUROPEAN EQUITY FUND

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $250,368 from accumulated undistributed net investment income to accumulated undis-tributed net realized gain from investments, futures and foreign currency re-lated transactions and $24,942 from paid-in-capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                       For the Seven-Month Period Ended          For the Period Ended
                                August 31, 1999                   January 31, 1999(a)
                       ----------------------------------     ----------------------------
                                Shares            Dollars             Shares      Dollars
 -----------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                 2,119,807        $24,745,494          5,087,352  $53,619,415
 Shares repurchased           (759,657)        (8,753,714)           (76,377)    (844,311)
                       -------------------------------------------------------------------
                             1,360,150         15,991,780          5,010,975   52,775,104
 -----------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                    53,116            627,367             35,445      410,945
 Shares repurchased            (13,524)          (156,078)                --           --
                       -------------------------------------------------------------------
                                39,592            471,289             35,445      410,945
 -----------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                   148,372          1,718,395             48,110      570,630
 Shares repurchased           (163,394)        (1,909,241)                --           --
                       -------------------------------------------------------------------
                               (15,022)          (190,846)            48,110      570,630
 -----------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                   254,200          3,017,263          1,062,367   10,749,551
 Shares repurchased           (791,417)        (9,414,787)           (20,593)    (253,707)
                       -------------------------------------------------------------------
                              (537,217)        (6,397,524)         1,041,774   10,495,844
 -----------------------------------------------------------------------------------------
 Service Shares
 Shares sold                        --                 --                160        1,598
                       -------------------------------------------------------------------
                                    --                 --                160        1,598
 -----------------------------------------------------------------------------------------
 NET INCREASE                  847,503        $ 9,874,699          6,136,464  $64,254,121
 -----------------------------------------------------------------------------------------

 (a)Commencement date of operations was October 1, 1998 for all share classes.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- European Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs European Equity Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs European Equity Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs

European Equity Fund

        An Investment Idea for the Long Term

        History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

        Goldman Sachs European Equity Fund offers investors access to the benefits associated with international market diversification. The Fund seeks long-term capital growth through investments in equity securities of European countries.

        Target Your Needs

        The Goldman Sachs European Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

        Goldman Sachs Funds

        Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                            [GRAPHIC APPEARS HERE]

        For More Information

        To learn more about the Goldman Sachs European Equity Fund and other Goldman Sachs Funds, call your investment professional today.

        *The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Adrien E. Deberghes, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Concentration of the Fund's assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a fund's assets were not geographically concentrated.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
October 15, 1999

                                                         EUROPEAR / 3.5K / 10-99